UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 26, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On June 2, 2011, TNP Strategic Retail Trust, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a fee simple interest in a multi-tenant necessity retail center located at 901 West Interstate Avenue, Bismark, North Dakota commonly known as Pinehurst Square East (“Pinehurst East”) through TNP SRT Pinehurst, LLC, a wholly owned indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership. The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed on June 2, 2011 to provide the required financial information related to the Company’s acquisition of an indirect interest in Pinehurst East.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith.

		Page
Pinehurst Square East

I.	Independent Auditors’ Report	1
II.	Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2011 (unaudited) and the Year Ended December 31, 2010	2
III.	Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2011 (unaudited) and the Year Ended December 31, 2010	3
(b) Unaudited Pro forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith.
TNP Strategic Retail Trust, Inc. and Subsidiaries

I.	Unaudited Pro forma Condensed Consolidated Balance Sheet as of March 31, 2011	8

II.	Unaudited Pro forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	9
III.	Unaudited Pro forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2011	10
IV.	Notes to Unaudited Pro forma Condensed Consolidated Balance Sheet as of March 31, 2011, Unaudited Pro forma Statements of Operations for the Year Ended December 31, 2010 and the Three Months Ended March 31, 2011	11

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TNP Strategic Retail Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses of Pinehurst Square East, or the Property, for the year ended December 31, 2010. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Pinehurst Square East for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP

Costa Mesa, California

June 13, 2011

PINEHURST SQUARE EAST

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2011 (unaudited) and

For The Year Ended December 31, 2010

	For the Three Months Ended March 31, 2011	For the Year Ended December 31, 2010
	(unaudited)
Revenue:
Rental income	$422,000	$1,712,000

Certain expenses:
Building and ground maintenance	48,000	187,000
Real estate taxes	49,000	197,000
Electricity, water and gas utilities	14,000	35,000
Property management fees	17,000	72,000
Insurance	2,000	12,000
General and administrative	10,000	95,000

Total certain expenses	140,000	598,000

Revenues in excess of certain expenses	$282,000	$1,114,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

PINEHURST SQUARE EAST

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2011 (unaudited) and

For The Year Ended December 31, 2010

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statements of revenues and certain expenses include the operations of Pinehurst Square East, or the Property, a multi-tenant retail center located in Bismarck, North Dakota. The Property has approximately 114,000 gross leaseable square feet and was 90% occupied as of March 31, 2011 (unaudited) and December 31, 2010.

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc., or the Company, in the future operations of the Property have been excluded.

An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party and (2) based on due diligence of the Property conducted by the Company, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

For the three months ended March 31,2011 and for the year ended December 31, 2010, the owners of the Property contracted with a related entity of the Company to manage the Property and its assets for a monthly fee, computed as the higher of $1,000 or 4% of Gross Revenues (as defined). For the three months ended March 31, 2011 and for the year ended December 31, 2010, the Property incurred property management fees totaling $17,000 (unaudited) and $72,000, respectively.

PINEHURST SQUARE EAST

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2011 (unaudited) and

For The Year Ended December 31, 2010

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

Unaudited Interim Information

The statement of revenues and certain expenses for the three months ended March 31, 2011 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 3 – LEASES

The Property has entered into operating lease agreements with tenants that expire at various dates through 2021 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of March 31, 2011 are as follows:

Years Ending December 31,	Minimum Lease Payments
2011(1)	$975,000
2012	1,033,000
2013	877,000
2014	859,000
2015	765,000
Thereafter	1,304,000

$5,813,000

(1)	For the period from April 1, 2011 to December 31, 2011

The Property leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant leases generally include tenant renewal options that can extend the lease term.

PINEHURST SQUARE EAST

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2011 (unaudited) and

For The Year Ended December 31, 2010

NOTE 4 – TENANT CONCENTRATION

For the three months ended March 31, 2011, the Property had three tenants collectively occupying 45% (unaudited) of the Property’s total gross leasable area, which accounted for 42% (unaudited) of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For Three Months Ended March 31, 2011	% Aggregate Base Rent For Three Months Ended March 31, 2011
Old Navy, LLC.	11/30/2011	$46,000	14%
Shoe Carnival, Inc.	07/31/2017	$33,000	10%
TJX Companies, Inc.	03/31/2017	$62,000	18%

Aggregate base rent is based on contractual base rent from leases in effect as of March 31, 2011. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

For the year ended December 31, 2010, the Property had three tenants collectively occupying 45% of the Property’s total gross leaseable area, which accounted for 45% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Year Ended December 31, 2010	% Aggregate Base Rent For The Year Ended December 31, 2010
Old Navy, LLC.	11/30/2011	$184,000	15%
Shoe Carnival, Inc.	07/31/2017	$130,000	10%
TJX Companies, Inc.	03/31/2017	$247,000	20%

PINEHURST SQUARE EAST

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2011 (unaudited) and

For The Year Ended December 31, 2010

Aggregate base rent is based on contractual base rent from leases in effect as of December 31, 2010. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business. Management is not aware of any legal proceedings or potential claims, which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 – SUBSEQUENT EVENT

On May 26, 2011, the Company, through TNP SRT Pinehurst, LLC, an indirect wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, purchased the Property for a purchase price of $15,000,000, plus closing costs.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro forma Condensed Consolidated Financial Statements

For the Three Months Ended March 31, 2011 (unaudited) and

For The Year Ended December 31, 2010

As used herein, “we,” “us,” and “Company” refers to TNP Strategic Retail Trust, Inc. On May 26, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 901 West Interstate Avenue, Bismark, North Dakota commonly known as Pinehurst Square East, or Pinehurst East, through TNP SRT Pinehurst East, LLC, or TNP SRT Pinehurst East, a wholly owned indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, or the Operating Partnership, from an unaffiliated third party seller. TNP SRT Pinehurst East acquired Pinehurst East for an aggregate purchase price of $15,000,000, exclusive of closing costs. TNP SRT Pinehurst East financed the payment of the purchase price for Pinehurst East with (1) proceeds from our initial public offering and (2) approximately $9,750,000 in funds borrowed under the Operating Partnership’s revolving credit agreement, or the Credit Agreement with KeyBank National Association. The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

On March 30, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 655 W. Craig Road, in North Las Vegas, Nevada commonly known as Craig Promenade through TNP SRT Craig Promenade, LLC, or TNP SRT Craig Promenade, a wholly owned indirect subsidiary of the Operating Partnership, from an unaffiliated third party seller. TNP SRT Craig Promenade acquired Craig Promenade for an aggregate purchase price of $12,800,000, exclusive of closing costs.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 and the three months ended March 31, 2011 is presented as if we acquired Pinehurst East and Craig Promenade on January 1, 2010. Pinehurst East and Craig Promenade were acquired using (1) cash proceeds from our initial public offering through the acquisition date, (2) borrowings under the Credit Agreement, and (3) through issuance of common limited partnership units of the Operating Partnership. However, the accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering at a price of $10.00 per share to fund the purchase of the Pinehurst East and Craig Promenade properties as of January 1, 2010.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the date specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of Pinehurst East and Craig Promenade based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011

	Quarter Ended March 31, 2011 as Reported (A)	Total Prior Acquisitions Pro Forma Adjustments (B)		Pro Forma Quarter Ended March 31, 2011
ASSETS
Cash and Cash Equivalents	$588,000	$(2,941,000)		$(2,353,000)
Prepaid Expenses and Other Assets	567,000	—		567,000
Accounts Receivable	587,000	—		587,000
Investment in Real Estate
Land	23,523,000	3,270,000		26,793,000
Building and Building Improvements	32,884,000	10,116,000		43,000,000
Tenant Improvements	1,982,000	393,000		2,375,000

	58,389,000	13,779,000		72,168,000
Accumulated Depreciation	(1,443,000)	—		(1,443,000)

Investments in real estate, net	56,946,000	13,779,000		70,725,000
Lease intangibles, net	9,288,000	1,419,000		10,707,000
Deferred Costs
Organization and Offering	1,462,000	—		1,462,000

Financing Fees, net	682,000			682,000

Total deferred costs, net	2,144,000			2,144,000

Total assets	$70,120,000	$12,257,000		$82,377,000

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Accounts payable and accrued expenses	$1,035,000	309,000		1,344,000
Amounts due to affiliates	2,041,000	—		2,041,000
Other liabilities	332,000	—		332,000
Acquired below market lease intangibles, net	2,740,000	128,000		2,868,000
Notes payable	47,795,000	9,750,000		57,545,000

Total liabilities	53,943,000	10,187,000		64,130,000

Commitments and contingencies
Equity:
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized; none issued and outstanding as of March 31, 2011 and December 31, 2010, respectively	—	—		—
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 2,802,990 and 2,382,317 shares issued and outstanding as of March 31, 2011 and December 31, 2010, respectively	28,000	—		28,000
Additional paid-in capital	24,470,000	—		24,470,000
Accumulated deficit	(8,317,000)	(404,000	)(C)	(8,721,000)

Total stockholders’ equity	16,181,000	(404,000)		15,777,000
Noncontrolling interests	(4,000)	2,474,000		2,470,000

Total equity	16,177,000	2,070,000		18,247,000

Total liabilities and equity	$70,120,000	$12,257,000		$82,377,000

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Year Ended December 31, 2010

	For the Year Ended December 31, 2010 (D)	Pinehurst East Pro Forma Adjustments (E)		Craig Promenade Pro Forma Adjustments (E)		Pro forma for the Year Ended December 31, 2010
Revenue:
Rental income	$4,823,000	$1,712,000	(F)	$1,432,000	(F)	$7,967,000
Other property income	—	—		—		—

Total Revenue	4,823,000	1,712,000		1,432,000		7,967,000

Expenses:
Operating and maintenance	2,049,000	503,000	(G)(H)	359,000	(G)(H)	2,911,000
General and administrative	1,733,000	95,000		14,000		1,842,000
Depreciation and amortization	2,075,000	877,000	(I)	612,000	(I)	3,564,000
Acquisition Expenses	1,353,000	440,000		410,000		2,203,000
Interest Expense	2,009,000	558,000	(J)	985,000	(J)	3,552,000

Total Expenses	9,219,000	2,473,000		2,380,000		74,072,000

Loss before other income (expense)	(4,396,000)	(761,000)		(948,000)		(6,105,000)
Other income and expense
Interest income	4,000	—		—		4,000

Net loss	(4,392,000)	(761,000)		(948 ,000)		(6,101,000)
Net loss attributable to noncontrolling interest	5,000	—		—		5,000

Net loss attributable to stockholders	$(4,387,000)	$(761,000)		$(948,000)		$(6,096,000)

Net loss per common share — basic and diluted	$(2.96)					$(1.43)

Weighted-average number of common shares outstanding — basic and diluted	1,483,179					4,263,179	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Three Months Ended March 31, 2011

	For the Three Months Ended March 31, 2011 (D)	Pinehurst East Pro Forma Adjustments (E)		Craig Promenade Pro Forma Adjustments (E)		Pro forma for the Three Months Ended March 31, 2011
Revenue:
Rental income	$1,854,000	$422,000	(F)	$358,000	(F)	$2,634,000
Other property income	—	—		—		—

Total Revenue	1,854,000	422,000		358,000		2,634,000
Expenses:
Operating and maintenance	839,000	130,000	(G)(H)	90,000	(G)(H)	1,059,000
General and administrative	418,000	10,000		4,000		432,000
Depreciation and amortization	725,000	219,000	(I)	153,000	(I)	1,097,000
Acquisition Expenses	410,000	110,000		103,000		623,000
Interest Expense	680,000	139,000	(J)	246,000	(J)	1,065,000

Total Expenses	3,072,000	608,000		596,000		4,276,000

Loss before other income (expense)	(1,218,000)	(186,000)		(238,000)		(1,642,000)
Other income and expense
Interest income	1,000	—		—		1,000

Net loss	(1,217,000)	(186,000)		(238,000)		(1,641,000)
Net loss attributable to noncontrolling interest	1,000	—		—		1,000

Net loss attributable to stockholders	$(1,216,000)	$(186,000)		$(238,000)		$(1,640,000)

Net loss per common share — basic and diluted	$(0.48)					$(0.31)

Weighted-average number of common shares outstanding — basic and diluted	2,518,786					5,298,786	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro forma Condensed Consolidated Balance Sheet as of March 31, 2011, Unaudited Pro forma Statement of Operations for the Year Ended December 31, 2010 and the Three Months Ended March 31, 2011

(A)	As reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

(B)	Reflects the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the Pinehurst East Property acquisition completed subsequent to March 31, 2011. The purchase price allocation is preliminary and is subject to change.

(C)	Amount represents the one-time acquisition related expenses incurred at the time of acquisition, not included in the historical results.

(D)	Reflects our historical consolidated operations as reported in our Annual Report on Form 10-K for year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2011, as applicable.

(E)	Amounts represent pro forma adjustments, based on historical operations of Pinehurst East and Craig Promenade, which were acquired during the first and second quarters of 2011.

(F)	Reflects rental revenues based on the historical and pro forma operations for the year ended December 31, 2010 and the three months ended March 31, 2011, as applicable.

(G)	Reflects property operating expenses (not reflected in our historical statement of operations for the year ended December 31, 2010 and the three months ended March 31, 2011, as applicable) based on the historical operations of the previous owner.

(H)	Included in such amount are property management fees that would be due to our property manager, TNP Property Manager, LLC (“Property Manager”) had Pinehurst East and Craig Promenade been acquired on January 1, 2010. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of each of Pinehurst East’s and Craig Promenade’s gross revenue. The advisory agreement requires us to pay, TNP Strategic Retail Advisor, LLC (“Advisor”) a monthly asset management fee of one-twelfth of 0.6% of the higher of aggregate cost of all real estate investments and the fair market value of all real estate investments we acquire before non cash reserves and expenses; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests.

(I)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 45 years for buildings and 3 to 120 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which range from 3 to 120 months and from 69-73 months, respectively.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(J)	Amount represents interest expense and the amortization of the corresponding deferred financing costs on the Credit Agreement. The Credit Agreement bears interest at a variable rate.

(K)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of Pinehurst East and Craig Promenade. The calculation assumes these proceeds were raised as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: August 12, 2011

	By:	/s/ JAMES R. WOLFORD
James R. Wolford
Chief Financial Officer, Treasurer & Secretary